UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
Form 8-K
_________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2012
________________________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

5200 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (408) 567-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant's Certifying Accountant.
(a) Previous Independent Registered Public Accounting Firm
On September 6, 2012, Aviat Networks, Inc. (the “Company”) dismissed Ernst & Young LLP as its independent registered public accounting firm. The Audit Committee of the Company's board of directors approved the decision to change the Company's independent registered public accounting firm.
The reports of Ernst & Young LLP on the consolidated financial statements of the Company for the fiscal years ended July 1, 2011 and June 29, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years ended July 1, 2011 and June 29, 2012 and the subsequent interim period through September 6, 2012, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements of the Company.
No “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the two most recent fiscal years ended July 1, 2011 and June 29, 2012 and the subsequent interim period through September 6, 2012.
The Company has provided Ernst & Young LLP with a copy of this Report on Form 8-K prior to its filing and has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of that letter dated September 12, 2012 is filed as Exhibit 16.1 to this Form 8-K.
(b) New Independent Registered Public Accounting Firm
On September 6, 2012, the Audit Committee of the Company's board of directors approved the engagement of KPMG LLP as its new independent registered public accounting firm for the year ending June 28, 2013. The engagement will be effective upon completion by KPMG LLP of its standard client evaluation procedures.
During the two most recent fiscal years ended July 1, 2011 and June 29, 2012 and the subsequent interim period preceding the appointment of KPMG LLP, neither the Company nor anyone on its behalf has consulted KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; and as such, neither a written report nor oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions to this Item) or a “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 12, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: September 12, 2012	By:	/s/ Meena Elliott
		Name:	Meena Elliott
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 12, 2012